Commitments and Contingencies	12 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 14 – Commitments and contingencies

Lease Commitments

The Company has a lease agreement for a concrete service plant with an unrelated party which will expire on September 30, 2022, with annual payments of approximately $409,000. The Company has a lease agreement for roadway access for the west side entry of the concrete service plant with an unrelated party, which expired on June 30, 2019 and is currently under negotiation for renewal terms. The Company has a lease agreement for office space from Mr. Weili He, the Company's former Chief Financial Officer, through October 31, 2023, with annual payments of approximately $24,000. The Company has a lease agreement for office space in New York through May 31, 2019, with annual payments of $27,600, and the lease has been extended from June 1, 2019 to May 31, 2020 with annual payments of $28,980.

Operating lease expenses are allocated between the cost of revenue and selling, general, and administrative expenses. Total operating lease expenses were approximately $0.5 million, $0.4 million and $0.2 million for the years ended June 30, 2019, 2018 and 2017, respectively. Future annual lease payments under non-cancelable operating leases with a term of one year or more consist of the following:

Twelve months ending June 30,	Amount
2020	$459,000
2021	433,000
2022	433,000
2023	126,000
2024	8,000
Total	$1,459,000

Guarantee

In April 2018, Xin Ao guaranteed approximately $10.0 million (RMB 69,000,000) that a related-party borrowed from the bank:

Name of party being guaranteed	Guaranteed amount	Guarantee expiration date
Beijing Lianlv (borrower)	$10,048,349	April 11, 2019

As of the filing of this report, these loan balances are past due and in default due to nonpayment. Beijing Lianlv is in the process of negotiating a renewal of the loans with the bank and has received a demand notice from the bank to pay off the loans immediately. The execution involves Xin Ao principally due to the personal guarantees by Mr. Xianfu Han, and Mr. Weili He, the Company's shareholders and former officers. The loan has one property as pledged under the title of Mr. Han and has two properties as pledged under the title of related-party guarantors. Mr. Han and Mr. He also agreed to indemnify the Company for any amounts Xin Ao may have to pay. As of the date of this report, the Company's PRC legal counsel has evaluated the pledged assets and guarantee and has concluded that the likelihood of Xin Ao having to make any payments under the guarantee agreement is remote.

Contingencies

From time to time, the Company is a party to various legal actions. The majority of these claims and proceedings relate to or arise from, commercial disputes, guarantees for the Company's shareholder/former officers, labor contract complaints and sales contract complaints. The Company accrues costs related to these matters when they become probable and as a result the amount of loss can be reasonably estimated (See Dispute Matters Arising in the Ordinary Course of Business for more information). In determining whether a loss from a claim is probable, and if it is possible to estimate the loss, the Company reviews and evaluates its litigation and regulatory matters on at least a quarterly basis in light of potentially relevant factual and legal developments. If the Company determines a favorable outcome is probable, or that the amount of loss cannot be reasonably estimated, the Company does not accrue costs for a potential litigation loss. In those situations, the Company discloses an estimate of the probable losses or a range of possible losses, if such estimates can be made as indicated below (See Legal Matters). Currently, except as otherwise noted below, the Company does not believe that it is possible to estimate the potential losses incurred or a range of reasonably possible losses related to the outstanding claims.  Legal costs incurred in connection with loss contingencies are expensed as incurred.

As of June 30, 2019, the Company's VIE, Xin Ao, was subject to several civil lawsuits for which the Company estimated that it is more than likely to pay judgments in the amount of approximately $6.6 million (including interest and penalties of $1.3 million). These amounts are presented in the accompanying consolidated balance sheets (See Accrued Contingent Liabilities). During the years ended June 30, 2019, 2018 and 2017, additional estimated claims charges of approximately $3.5 million, $2.8 million and $1.3 million, on some of the remaining claims are presented in the accompanying consolidated statements of operations under the caption "Estimated claims charges," respectively.

In addition, the Company is in default of its bank loan agreement for which the bank obtained a court order demanding the immediate repayment of the debt in May 2019. The balance due to the bank is approximately $24.7 million as of June 30, 2019. The Company has not made the repayment.

As of the filing of this Report, the Company's management does not expect any other material liability from the disposition of claims from litigation individually, or in the aggregate that would have a material adverse impact on the Company's consolidated financial position, results of operations and cash flows.

Due to the Company's operations in the PRC and the legal environment in the PRC, it is possible that the Company's VIE, Xin Ao could be named as a defendant in additional litigation based upon the guarantees of Mr. Han and Mr. He and/or their related parties.

(i)	Disputes Arising in the Ordinary Course of Business

As of June 30, 2019, the Company had approximately $6.6 million in accrued contingent liabilities, net of amounts paid by a related party of approximately $1.3 million, and approximately $3.5 million of additional estimated claims charges for the year ended June 30, 2019. As of June 30, 2019, further details regarding the type of litigation disputes and accrued costs associated with the claims are summarized as follows:

Dispute matter	Claim amount as of June 30, 2019	Interest and penalties	Total claim amount as of June 30, 2019
1) Guarantees	$2,155,740	$352,411	$2,508,151
2) Sales	20,177	9,284	29,461
3) Purchases	1,367,237	175,069	1,542,306
4) Leases	3,808,038	670,914	4,478,952
5) Labor	26,204	-	26,204
6) Others	307,222	135,866	443,088
Total	$7,684,618	$1,343,544	9,028,162
Payments made by related party			(2,436,977)
Accrued contingent liabilities			$6,591,185

The major legal cases are summarized as follows:

1)	Guarantee

In December 2016, the Company guaranteed approximately $2.1 million (RMB 14,736,000) that a third-party borrowed from a bank:

Name of party being guaranteed	Guaranteed amount	Guarantee expiration date
Tangshan Long Tang Trading Co., Ltd ("Long Tang")	$2,145,978	December 29, 2017

This loan has not paid as of the date of this report. On May 17, 2018, Tangshan Arbitration Commission decided that Long Tang should repay the loan balance with accrued interests and Xin Ao and other four guarantors should undertake the joint liability to the default loan. As of the date of this report, the Company has evaluated the guarantee and has concluded that the likelihood of having to make any payments under the guarantee agreement is probable. The Company accrued approximately $2.2 million contingent liability in connection with such guarantee as of June 30, 2019.

2)	Purchase disputes

On October 17, 2018, Tangshan Jinma Qixin Concrete Co., Ltd ("Tangshan Jinma") filed a lawsuit against Xin Ao in connection with Xin Ao's breach of a concrete purchase agreement. Tangshan Jinma stated that on May 26, 2017 both parties entered into a concrete purchase agreement and Xin Ao still owes Tanghshan Jinma approximately $0.2 million (RMB 1,356,468) as of February 13, 2018. The People's Intermediate Court of Tangshan City reviewed the case and rendered that Xin Ao should pay the unpaid balance with interest fees and court fees. As of date of this report, Xin Ao has not made any payments.

3)	Leasing disputes

(a)	On August 10, 2017, Guowang International Finance Leasing Co. Ltd. ("Gouwang") filed a lawsuit against Xin Ao in People's Court of Nankai District, Tianjin Province ("Nankai Court") to seek compensatory damages in connection with Xin Ao's failure to make payments under a financing lease agreement. On October 23, 2017, Nankai Court ruled against Xin Ao and rendered a judgement to award damages of approximately $1.3 million (RMB 9,168,463) to Guowang (the "Decision"). On September 26, 2018, Xin Ao appealed the Decision which was rejected in its entirety with prejudice. This agreement was initially entered into by Xin Ao for the benefit of a related party that is owned by the Company's former officers/shareholders. Accordingly, the Company accrued approximately $1.3 million (RMB 9,168,463) default rent and court fees of approximately $12,000 (RMB 83,450) for a total of approximately $1.3 million (RMB 9,251,913) as a liability and a corresponding "Other Receivable – Related Party" in the same amount. Should the entity not repay the Company, the former officers/shareholders have agreed to indemnify the Company for any unpaid amounts. During the year ended June 30, 2019, Lianlv repaid approximately $1.2 million (RMB 8,118,378) to the plaintiff. As of the date of this report, the unpaid balance is approximately $0.1 million (RMB 1,133,535).

(b)

On March 6, 2018, Beijing Chengda Yu Concrete Co., Ltd ("Beijing Chengda") filed a lawsuit against Xin Ao in connection with Xin Ao's breach of a rental lease. Beijing Chengda stated that on January 24, 2014 both parties entered into a lease agreement (the "Agreement"). A lease addendum was later entered into on February 25, 2014. The Agreement provided that, effective from July 18, 2013 to April 30, 2018, XinAo shall rent Beijing Chengda's property, the Concrete Station, and assume all credits and debts incurred during the term of the lease agreement. Mr. Xianfu Han and Mr. Weili He signed a personal guaranty agreement with Xin Ao to undertake the liabilities of Xin Ao in the event of its breach on the lease agreement. On March 31, 2017, Beijing Chengda was sued by Beijing Zhongtong Jiang Xin'hang Construction Materials Co., Ltd for an unpaid balance in an amount of approximately $1.7 million (RMB 11,595,461) plus interest fees of approximately $98,000 (RMB 669,825) in connection with utilizing the Concrete Station. Beijing Chengda then brought a lawsuit against Xin Ao for the payment of such unpaid balance together with the legal fees in connection with the lawsuit. People's Court of Fengtai District, Beijing reviewed the case and rendered that Xin Ao should pay off the unpaid balance and interest fees along with court fees of approximately $29,000 (RMB 199,922), so the total compensation is approximately $1.8 million (RMB 12,465,208). As of date of this report, Xin Ao has not made any payments.

(c)	On April 30, 2016, China Black Metal Materials Beijing Co., Ltd ("China Black Metal") filed a lawsuit against Xin Ao and Jinshengding in connection with their failure to make payments under a lease agreement. The court ruled that effective December 28, 2016, the lease agreement was void and Xin Ao and/or Jinshengding shall make payment to China Black Metal which shall include rent due from December 4, 2015 to December 28, 2016 of approximately $229,000 (RMB 1,572,669), plus interest, expenses for utilities of approximately $40,000 (RMB 271,579), a penalty of approximately $36,000 (RMB 250,000), legal fees of approximately $11,000 (RMB 73,238) and rent due from December 28, 2016 to December 31, 2018 of approximately $0.3 million (RMB 2,264,329). The total amount of compensation is approximately $0.6 million (RMB 4,431,816). As of date of this report, Jinshengding has paid approximately $0.3 million (RMB 1,800,000) out of the total compensation.

4	Other disputes

On August 23, 2018, Gui Liang filed a lawsuit against Xin Ao in connection with Xin Ao's breach of a loan agreement. Gui Liang stated that on June 16, 2014 Xue Zhang, who was the manager of Xin Ao Yucheng Concrete Station, and Gui Liang entered into a loan agreement (the "Agreement"). The Agreement provided that Xue Zhang borrowed approximately $0.4 million (RMB 3,000,000) from Gui Liang for the daily operation needs of Xin Ao for a year from June 16, 2014 to June 16, 2015 at an annual interest rate of 15%. The Agreement was extended for another year on June 16, 2015. As of August 10, 2016, Yucheng Concrete Station returned approximately $0.1 million (RMB 1,000,000) to Gui Liang, and Xin Ao refused to pay unpaid balance because Xin Ao did not receive the loan. Gui Liang then brought a lawsuit against Xin Ao for the payment of such unpaid balance together with the default interest fees in connection with the lawsuit. People's Court of Shijingshan District, Beijing reviewed the case and rendered that Xin Ao should pay off the unpaid balance of approximately $0.3 million (RMB 2,000,000) and default interest fees at an annual interest rate of 15%. As of June 30, 2019, the Company had recorded the unpaid balance and default interest fees in the amount of approximately $0.3 million (RMB 2,025,272). As of date of this report, Xin Ao has not paid any compensation.

(ii)	Legal matters

As of June 30, 2019, the Company's VIE, Xin Ao, was subject to several civil lawsuits with potential judgments of approximately $26.7 million and the likelihood of the outcome of these lawsuits cannot be determined as of the date of this report. These lawsuits involved with the Company were mainly due to the personal guarantees by Mr. Xianfu Han, and Mr. Weili He, the Company's shareholders and former officers, and of which they are also the shareholders of Xin Ao. Because Mr. Han and Mr. He were the controlling shareholders of Xin Ao, the plaintiffs included Xin Ao in their joint complaints. Xin Ao was not involved in some of the lawsuits but named as a joint defendant in the lawsuits. As a result, Xin Ao might have exposure to the pending and additional judgements in the future under PRC laws.

On September 28, 2018, Mr. Han and Mr. He signed an agreement with the Company to indemnify the Company for these liabilities and personally become responsible for all of the pending potential judgement amounts from these related civil lawsuits. Both Mr. Han and Mr. He agreed to liquidate their personal assets or their ownership interest in their privately held companies to pay for any of the pending potential judgement amounts of approximately $26.7 million.

On November 14, 2019, Mr. Han and Mr. He entered into an amendment No. 2 to the indemnification agreement to clarify the indemnification terms which Mr. Han and Mr. He's certain actions including but not limited to personal guarantees, loans or investments in their own name to other entities which has caused Xin Ao to be involved as a co-defendant in certain legal proceedings. Mr. Han and Mr. He have agreed to unconditionally indemnify Xin Ao for all losses, damages, legal fees, expenses or other costs related to the legal proceedings whereby Xin Ao was named as a co-defendant or defendant due to Mr. Han and Mr. He being a shareholder of Xin Ao. The indemnification for the amended terms are irrevocable. In addition, Mr. Han and Mr. He agreed to unconditionally indemnify Xin Ao for all the losses, damages, legal fees, expenses and other costs, including additional interest, related to the legal proceedings accrued and contingencies determined in the future.

The type of litigation disputes with contingencies associated are summarized as follows as of June 30, 2019:

Dispute matter	Claim amount as of June 30, 2019	Interest and penalties	Total claim amount as of June 30, 2019
1) Guarantees	$59,127,585	$10,171,070	$69,298,655
2) Purchases	2,771,981	71,649	2,843,630
3) Leases	8,852,874	-	8,852,874
4) Labor	227,963	-	227,963
Total	$70,980,403	$10,242,719	81,223,122
Settled claims			(54,474,782)
Remaining claims amount			$26,748,340

The major legal cases are summarized as follows:

1)	Claims Resulting from Executives' Personal Guarantee to Affiliated Entities

(a)	Mr. Xianfu Han, the former CEO and director of the Company and a shareholder of Xin Ao, Mr. Weili He, the former interim CFO and director of the Company and a shareholder of Xin Ao, and Xin Ao (the "Defendants") were parties to a lawsuit filed on June 23, 2017, by China Cinda Asset Management Co., Ltd. Beijing Branch ("Cinda Beijing Branch") in the Beijing First Intermediate People's Court (the "Beijing Intermediate Court") to seek compensatory damages, liquidated damages, costs, and attorney's fees for default in a certain loan repayment. The loan agreement was entered into by and between Xin Ao Ecological Construction Materials Co., Ltd. ("Borrower") and Cinda Beijing Branch dated as of June 23, 2014 with Mr. Han and Mr. He acting as the guarantors for such loans (the "Guarantors"). Mr. Han and Mr. He together are the controlling shareholders of the Borrower, holding an aggregate of 60% equity interests of the Borrower. The aggregate amount of the loan was approximately $42.0 million (RMB 288,506,497) with interest at 12.8% per annum (the "Loan"). Cinda Beijing Branch alleged that since the Borrower breached its obligation to make the repayment of the Loan on the maturity date, the Guarantors, along with Xin Ao and those entities owned or controlled by the Guarantors, should be brought into the lawsuit as co-defendants (the "Defendants"). On July 5, 2017, Beijing Intermediate Court ruled in favor of Cinda Beijing Branch and issued a judgment for execution to freeze the Defendants' assets, an aggregate amount of approximately $44.4 million (RMB 304,972,608) which shall be used for the repayment of the Loan, the liquidated damages, the interest on the Loan, and other costs and expenses undertaken by Cinda Beijing Branch. Following the mediation, China Cinda Asset Management Co., Ltd. ("Cinda"), two shareholders of Da Tong Lianlv Technologies Co., Ltd. ("Datong Lianlv"), Beijing Ao Huan Fund Management Co., Ltd. ("Ao Huan"), and Shou Tai Jin Xin (Chang Xing) Investment Management Co., Ltd ("Jin Xin") entered into a certain limited partnership agreement (the "Partnership Agreement") on December 22, 2017 to settle the lawsuit. Datong Lianlv is an affiliate of the Company and Xin Ao. Cinda is the parent company of Cinda Beijing Branch. As provided in the Partnership Agreement, the distributions of the limited partnership shall be allocated to Cinda first, who made a capital contribution in the form of its rights, title and interests in and to the repayment of the Loan in an aggregate amount of approximately $46.9 million (RMB 322,435,300) (the "Capital Contribution"). Pursuant to the Partnership Agreement, payment shall be made until Cinda has received an amount equal to the aggregate of its unreturned Capital Contributions and a cumulative distribution equal to 7.5% of all distributions made. Datong Lianlv made its capital contribution in cash in an aggregate amount of approximately $21.8 million (RMB 150,000,000) along with its shareholders consent to transfer 99% of Datong Lianlv's equity interests to the limited partnership. The PRC legal counsel of Xin Ao indicated that Cinda and Cinda Beijing Branch orally confirmed that this claim was fully settled in the form of the Partnership Agreement. In February 2018, the Cinda Beijing Branch filed an enforcement order with the court as the partnership had not been formed at that time. The partnership was subsequently formed in March 2018. In December 2018, a new management team of the Cinda Beijing Branch asked to review all litigation, including this case as they were not fully aware of the resolution. On December 28, 2018, the Court re-executed their prior order against Xin Ao and other defendants. Accordingly, Xin Ao and other defendants remain liable due to court ruling and remain subject to continuous execution orders as long as the plaintiff initiates execution orders against Xin Ao and other defendants in the future. No attempt to collect payment from Xin Ao has been made since the enforcement order was filed in February and December 2018. Based upon the legal opinion issued by the Company's PRC legal counsel, Xin Ao believes a favorable outcome is probable and has no exposure for the pending judgements as the enforcement order has been resolved with the establishment of the Partnership.

(b)	On July 11, 2018, Chengde County Rural Cooperatives Credit Union (the "Credit Union") filed an arbitration demand ("Arbitration Demand") with the People's Court of Shuangqiao District, Chengde, Hebei Province ("Shuangqiao Court") against certain entities and individuals (collectively the "Respondents") including Xin Ao and Chengde Tianhang Concrete Co Ltd. ("Chengde Tianhang") and Chengde Kaixuan Real Estate Development Co. Ltd. ("Chengde Kaixuan") in connection with Chengde Tianhang's potential default in its loan repayment. In accordance with the loan agreement, Mr. Weili He and Mr. Xianfu Han together acted as the guarantors for such loan. In addition, Mr. Han and Mr. He were the controlling shareholders and officers of Xin Ao. They are also the shareholders of Chengde Tianhang. Mr. Han and Mr. He were therefore named as co-respondents in the Arbitration Demand, where the Bank sought property preservation. Shuangqiao Court, accepting the Arbitration Demand of the Bank, rendered a decision to seize the bank deposits or equivalents of Respondent in an aggregate amount of approximately $3.8 million (RMB 26,000,000). Currently, none of the Company's funds on deposit have been seized.

(c)	On October 9, 2017, Yong Fan filed a lawsuit against Beijing Lianlv Technology Group Co. Ltd ("Beijing Lianlv"), Xin Ao, and Mr. Weili He, in connection with Beijing Lianlv's failure to pay off the principal and interest of approximately $0.4 million (RMB 2,927,400) under its loan agreement (the "Loan Agreement"). Given that Mr. Weili He acted as the guarantor for such loan, Mr. He was brought into the lawsuit as one of the co-defendants. Since Mr. He is one of the controlling shareholders of Xin Ao, Xin Ao was also brought into the lawsuit as one of the co-defendants. The Court rendered a judgement in May 2018, ruling that

1)	Beijing Lianlv shall pay Yong Fan approximately $0.4 million (RMB 2,895,000) as principal of the loan and approximately $5,000 (RMB 32,400) as interest on the loan. As of the date of this report, Beijing Lianlv has not made any payment and the Company is currently in the process of appealing the judgement;

2)	Xin Ao and Mr. Weili He are entitled to the right of recourse to Beijing Lianlv.

2)	Purchase disputes

(a)	Nanling Yirui Materials Supplier Co., Ltd. (Nanling Yirui") filed a lawsuit against Sihong Jinghong Sheng Concrete Co., Ltd. ("Sihong") on October 23, 2017 in the People's Court in Nanling County, Anhui Province, to seek compensatory damages, interest and attorney's fees. A Raw Material Purchase Agreement was entered into by and between Nanling Yirui and Sihong on April 30, 2017. The purchase price of raw materials supplied by Nanling Yirui was approximately $0.5 million (RMB 3,452,799), the payment of which was overdue. Mr. Xianfu Han and Mr. Weili He are the shareholders of Sihong. Since Mr. Han and Mr. He were the controlling shareholders of Xin Ao, Xin Ao was also brought into the lawsuit as a co-defendant. The Court rendered a final judgement in June 2018 in favor of Nanling Yirui. As of the date of the report, Sihong has not made any payment. On November 12, 2018, the court executed a demand and froze Xin Ao's bank deposit of approximately $0.5 million (RMB 3,489,727). The Company appealed for the execution and explained that Xin Ao was not involved in the transaction. The Court granted the appeal. Currently, none of the Company's funds on deposit have been seized.

(b)	On August 8, 2018, Shenzhen High-tech National Finance Education Information Technology Co., Ltd. ("Shenzhen High-tech") filed an arbitration demand ("Arbitration Demand") with People's Court of Haidian District, Beijing against Tangshan Yitong Netcom Logistics Co., Ltd. ("Tangshan Yitong"), Tangshan Xinglong, Ruihai Dong and Xin Ao (collectively the "Respondents") in connection with Tangshan Yitong's breach of a finance lease agreement by failing to pay the rent for a total of approximately $1.8 million (RMB 12,656,282) from September 3, 2014 to September 2, 2017. In accordance with the finance agreement, Xin Ao, as the guarantor on such agreement, was named as co-respondent to the Arbitration Demand. The case is still under preliminary review by the court. Based upon the opinion of the Company's internal legal counsel, Xin Ao believes a favorable outcome is probable.

3)	Lease disputes

(a)	On January 29, 2018, Xugong Group Construction Equipment Co., Ltd. ("Xugong") filed a lawsuit with People's Court of Xuzhou Economic and Technological Development Zone District, Jiangsu ("Xuzhou Court") against Xin Ao and Jingshengding (collectively the "Respondents") in connection with Xin Ao's breach of a finance lease agreement signed on June 19, 2012 by failing to pay the rent of five concrete pump trucks together with default interests for a total of approximately $0.4 million (RMB 2,593,839). The case is still under review by the court. Based upon the opinion of the Company's internal legal counsel, Xin Ao believes a favorable outcome is probable.

(b)	On January 24, 2019, Citic Futong Finance Lease Co., Ltd. ("Citic Futong") filed an arbitration demand ("Arbitration Demand") with People's Court of Dongcheng District, Beijing ("Dongcheng Court") against Tianjin Hump Investment Co., Ltd. ("Tianjin Hump") and Xin Ao (collectively the "Respondents") in connection with Tianjin Hump's breach of a finance lease agreement by failing to pay the rent of a mineral waste grind production line for a total of approximately $8.2 million (RMB 56,250,000) from September 3, 2014 to September 1, 2017. In accordance with the finance lease agreement, Xin Ao, as the guarantor on such lease, was named as co-respondent to the Arbitration Demand. After investigation, Dongcheng Court rendered that the original finance lease agreement is invalid and Xin Ao does not need to make any payment. The plaintiff appealed, and Dongcheng Court rejected the plaintiff's arbitration demand again and suspended the trail on October 22, 2019 due to lack of evidence. The plaintiff can apply for retrial if they can provide enough evidence in the future.

4)	Labor disputes

During 2017, Sihong Jinghong Sheng Concrete Co., Ltd. ("Sihong") was subject to certain labor disputes. The potential total amounts of judgment is approximately $0.2 million (RMB 1,702,000). Since Mr. Xianfu Han and Mr. Weili He were the controlling shareholders of Xin Ao, Xin Ao was also brought into the lawsuit as a co-defendant. As of the date of the report, Sihong has not made any payment.

Employment Agreements

The Company had employment agreements with its two executive officers, Mr. Han and Mr. He from July 1, 2017 until June 30, 2020.  Each agreement calls for an annual base salary of $360,000 plus bonus, if any. On March 28, 2019, Mr. Han resigned from his position as CEO and Chairman of the Board of Directors of the Company, and Mr. He resigned from his position as CFO and director of the Company.

On the same day, Sean Liu was appointed as CEO and Chairman to fill in the vacancy created by Mr. Han's resignation and Lili Jiang was appointed as CFO and director to fill in the vacancy created by Mr. He's resignation effective immediately. Each new agreement calls for an annual base salary of 120,000 shares of the Company's restricted common stock plus bonus, if any (see Note 11 – Shareholders 'equity for the accounting treatment for 720,000 shares of the Company's restricted ordinary shares granted). If employment is terminated for death, disability or for cause, they are entitled to any unpaid base salary, vacation, bonus for the fiscal year ending on or prior to the date of termination and unreimbursed expenses through the date of termination. If employment is terminated for no cause, they will be entitled to a lump sum cash payment equal to 12 months of his/her base salary as date of such termination plus a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination and continued medical benefits in accordance with the Company's plan subject to the execution (and non-revocation) of a general release of claims against the Company and its affiliates.